UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2017

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

382 N. Lemon Ave., Ste. 364, Walnut, California		91789
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Loan Agreement Dated February 23, 2017

Effective as of February 23, 2017, the Registrant and Kevin Schewe, Director of the Registrant, entered into a Loan Agreement pursuant to which Schewe agreed, subject to satisfaction of certain conditions, including among other things, Schewe’s satisfaction with the use proceeds of past loans, to provide loans of up to $100,000 as required by the Company for a two-year period. The loans would be evidenced by a Convertible Note. The Note (as with all subsequent notes) accrued interest at 8% per annum, and would be convertible into shares of Registrant common stock at a price equal to 20% of the average closing price for the 20 trading days prior to the issuance of the loan. Each note would mature on the first anniversary of the issuance date of such note.

The Loan Agreement and the Form of Senior Convertible Promissory Note are attached hereto as Exhibits 10.1 and 10.2.

Haris Basit Senior Convertible Promissory Note Dated February 24, 2017

On February 24, 2017, Haris Basit, CEO of the Registrant, made a $6,000 loan to the Registrant in conjunction with the Loan Agreement entered into with the Registrant on November 30, 2016. In the Loan Agreement, Basit agreed, subject to satisfaction of certain conditions, including among other things, Basit’s satisfaction with the use of proceeds of past loans, to provide loans of up to $100,000 as required by the Registrant for a two-year period. The loans would be evidenced by a Convertible Note. The loans accrue interest at 8% per annum. At Basit's election, the notes are convertible into shares of Registrant common stock at a price equal to 20% of the average closing price of the Registrant's common stock for the 20 trading days immediately preceeding the date of the loan. Each note matures on the first anniversary of the issuance date of such note. If Basit chooses to convert, the $6,000 loan made on February 24, 2017 would convert into 14,492,754 shares of Registrant common stock at a common stock price of $0.000414 per share.

Including the newest loan, Basit has made cumulative loans to the Registrant totaling $36,500 since the execution of the Loan Agreement.

The Note for the loan on February 24, 2017 is attached hereto as Exhibit 10.3.

Notice of Conversion of February 24, 2017 Haris Basit Loan

On February 24, 2017, Haris Basit, CEO and Director of the Registrant, in conjunction with the Loan Agreement entered into with the Registrant on November 30, 2016, converted $6,000 of loans that he previously made to the Registrant into shares of Registrant common stock.

Basit had made a $6,000 loan to the Registrant on February 24, 2017. The $6,000 loan owed to him converted into 14,492,754 shares of Registrant common stock at a conversion price of $0.000414 per common share.

Kevin Schewe Senior Convertible Promissory Note Dated February 24, 2017

On February 24, 2017, Kevin Schewe, Director of the Registrant, made a $15,000 loan to the Registrant in conjunction with the Loan Agreement entered into with the Registrant on February 23, 2017. In the Loan Agreement, Schewe agreed, subject to satisfaction of certain conditions, including among other things, Schewe’s satisfaction with the use of proceeds of past loans, to provide loans of up to $100,000 as required by the Registrant for a two-year period. The loans would be evidenced by a Convertible Note. The loans accrue interest at 8% per annum. At Schewe's election, the notes are convertible into shares of Registrant common stock at a price equal to 20% of the average closing price of the Registrant's common stock for the 20 trading days immediately preceeding the date of the loan. Each note matures on the first anniversary of the issuance date of such note. If Schewe chooses to convert, the $15,000 loan made on February 24, 2017 would convert into 36,231,884 shares of Registrant common stock at a common stock price of $0.000414 per share.

Including the newest loan, Schewe has made cumulative loans to the Registrant totaling $15,000 since the execution of the Loan Agreement.

The Note for the loan on February 24, 2017 is attached hereto as Exhibit 10.4.

Notice of Conversion of February 24, 2017 Kevin Schewe Loan

On February 24, 2017, Kevin Schewe, Director of the Registrant, in conjunction with the Loan Agreement entered into with the Registrant on February 23, 2017 converted $15,000 of loans that he previously made to the Registrant into shares of Registrant common stock.

Schewe had made a $15,000 loan to the Registrant on February 24, 2017. The $15,000 loan owed to him converted into 36,231,884 shares of Registrant common stock at a conversion price of $0.000414 per common share.

Item 3.02 Unregistered Sales of Equity Securities.

On February 24, 2017, the Registrant issued 14,492,754 shares of Registrant common stock to Haris Basit, CEO and Director of the Registrant, related to a loan on February 24, 2017. The shares were issued related to the conversion by Basit of one convertible note as discussed in detail in Item 1.01. The Registrant relied upon Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of its stock. It believed that Section 4(2) was available because the offer and sale was not a public offering of its securities and there was no general solicitation or general advertising involved in the offer or sale.

On February 24, 2017, the Registrant issued 36,231,884 shares of Registrant common stock to Kevin Schewe, Director of the Registrant, related to a loan on February 24, 2017. The shares were issued related to the conversion by Schewe of one convertible note as discussed in detail in Item 1.01. The Registrant relied upon Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of its stock. It believed that Section 4(2) was available because the offer and sale was not a public offering of its securities and there was no general solicitation or general advertising involved in the offer or sale.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

10.1 Loan Agreement between Registrant and Kevin Schewe dated February 23, 2017.
10.2 Form of Senior Convertible Promissory Note between Registrant and Kevin Schewe.
10.3 Senior Convertible Promissory Note between Registrant and Haris Basit dated February 24, 2017.
10.4 Senior Convertible Promissory Note between Registrant and Kevin Schewe dated February 24, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

March 1, 2017	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Loan Agreement between Registrant and Kevin Schewe dated February 23, 2017.
10.2	Form of Senior Convertible Promissory Note
10.3	Senior Convertible Promissory Note between Registrant and Haris Basit dated February 24, 2017.
10.4	Senior Convertible Promissory Note between Registrant and Kevin Schewe dated February 24, 2017.